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                                                                   EXHIBIT 10.12




                                 PROMISSORY NOTE

$                                                                         (date)
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         FOR VALUE RECEIVED, the undersigned, Terremark Worldwide, Inc. (the
"Maker") hereby promises to pay to the order of _________________ (the "Holder") the principal sum of _________________ ($__________), together with interest thereon at the rate of xxxxxxx percent (xx%) per annum computed on the balance of principal remaining from time to time unpaid from the date of disbursement, as follows:

         The outstanding principal balance, together with any accrued and unpaid interest thereon, shall be due, if not sooner paid on ________________ ("Maturity Date").

         If the payment of the outstanding principal balance, together with any accrued and unpaid interest thereon, is not made on or before the Maturity Date, then such total shall thereafter, until paid, accrue and bear interest at the default interest rate of the highest rate then permitted by applicable law.

         Any provision contained in this Note to the contrary notwithstanding, Holder shall not be entitled to receive or collect, nor shall Maker be obligated to pay, interest on any of the indebtedness evidenced hereby in excess of the maximum rate of interest permitted by applicable law, and if any provision of this Note shall ever be construed or held to permit the collection or to require the payment of any amount of interest in excess of that permitted by applicable law, the provisions of this paragraph shall control and shall override any contrary or inconsistent provision herein. It is the intention of the parties to conform strictly to applicable usury laws, and to the extent the terms of this Note or any other such document are determined to be inconsistent with such usury laws, this Note shall be subject to reduction to the maximum rate of interest allowed under applicable usury laws.

         Holder shall be entitled to collect all costs of collection including attorneys' fees if Maker is in default.

         Maker shall have the right to prepay, at any time and from time to time, in any amount, the outstanding principal balance of this Note without premium or penalty.

         This Note shall be governed and construed under the laws of the State of Florida.

         Maker waives presentment for payment, protest and demand, and notice of protest, demand and dishonor.

         The sums due under this Note shall not be subject to offset, deduction or claims in the nature thereof which any maker, endorser or guarantor may have against the holder hereof; each such maker, endorser and guarantor hereby waives any such claim of offset, deduction or any claim in the nature thereof.

         The Holder shall have the right to assign this Note; provided, however, that the right to principal of, and stated interest of this Note is not negotiable by endorsement of the Holder or any assignee of the Holder unless such endorsement is accompanied by the following actions of the Borrower:

         (i) The Borrower shall maintain a registry of the ownership of this Note (the "Registry").

         (ii) The Registry shall reflect the Holder as the original Holder of this Note, and shall reflect such subsequent transferee as the Borrower shall receive notice thereof, by delivery to it of a certified copy of the assignment of the Note duly executed by the then current Holder thereof.

         (iii) Notice of the assignment of this Note shall be furnished by the Holder (as reflected in the Registry) to the Borrower by certified or registered mail.

THIS OBLIGATION IS REGISTERED AS TO BOTH PRINCIPAL AND ANY STATED INTEREST WITH THE MAKER. PRINCIPAL AND STATED INTEREST SHALL BE PAYABLE ONLY TO THE REGISTERED OWNER. THIS OBLIGATION WILL ONLY BE ISSUED TO THE PERSON NAMED AS THE PAYEE HEREIN AND THE TRANSFER OF THE OBLIGATION MAY BE EFFECTED ONLY BY THE SURRENDER OF THIS INSTRUMENT AND EITHER THE REISSUANCE BY THE MAKER OF THIS INSTRUMENT TO A NEW PAYEE OR THE ISSUANCE BY THE MAKER OF A NEW INSTRUMENT TO THE NEW PAYEE. THIS OBLIGATION CAN NOT BE CONVERTED INTO A FORM IN WHICH THE RIGHT TO THE PRINCIPAL OF OR STATED INTEREST ON THE OBLIGATION MAY BE AFFECTED BY PHYSICAL TRANSFER OF THE OBLIGATION.


         All notices and payments required or permitted hereunder shall be in writing and shall be either personally served or sent by registered or certified mail, return receipt requested, postage prepaid, as follows:


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                           (a)      If to Maker:

                           Terremark Worldwide, Inc.
                           2601 South Bayshore Drive, 9th Floor
                           Miami, Florida 33133

                           (b)      If to Holder:

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         All notices given in accordance with this paragraph shall be effective and deemed received upon receipt by the addressee.


                                   MAKER:


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                                   (AUTHORIZED OFFICER: NAME & TITLE)